Exhibit 10(k)
                           PURCHASE AND SALE AGREEMENT

                             SUSSEX COUNTY, DELAWARE

     THIS PURCHASE AND SALE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into as of December 20, 2004 by and between ROLLINS CONTINENTAL, INC., a New York corporation ("Seller") and LOR INC., a Georgia corporation ("LOR") and RCTLOR, LLC, a Georgia limited liability company ("RCTLOR"; LOR and RCTLOR collectively, "Purchaser").

                              W I T N E S S E T H:

     WHEREAS, Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller certain real property in accordance with the terms and conditions hereinafter provided.

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser do hereby covenant and agree as follows:

                                    ARTICLE 1
                                    PROPERTY

     1.1 Purchase of Property. Subject to the terms of this Agreement, including without limitation Section 1.2 below, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to buy from Seller, the following:

          (a) certain real property containing approximately 433.72 acres more or less located in Lewes and Rehoboth Hundred, Sussex County, Delaware, such real property being more particularly described on Exhibit A and incorporated herein by reference, together with all buildings, structures, improvements, appurtenances, rights, easements and rights-of-way incident thereto (collectively, the "Real Property");

          (b) all tangible personal property and fixtures of any kind owned by Seller and attached to or used in connection with the ownership, maintenance, use, leasing, service, or operation of the Real Property (collectively, the "Personal Property");

          (c) all intangible property of any kind owned by Seller and related to the Real Property or the Personal Property, including without limitation, Seller's rights and interests, if any, in and to the following (to the extent assignable): (a) all plans and specifications and other architectural and engineering drawings; (b) all warranties and guaranties given or made in respect; (c) all consents, authorizations, variances or waivers, licenses, applications, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality (collectively, the "Intangible Property;" the Intangible Property, the Personal Property and the Real Property collectively, the "Property").

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     1.2 Joint Acquisition of Property. At Closing,  Seller shall convey to LOR, and LOR shall receive from Seller, an approximately 42.15% undivided interest in the Property (the "LOR Undivided Interest"). At Closing, Seller shall convey to RCTLOR, and RCTLOR shall receive from Seller, an approximately 57.85% undivided interest in the Property (the "RCTLOR Undivided Interest"). At Closing, LOR and RCTLOR will enter into a Tenancy-In-Common Agreement. Wherever this Agreement provides that Purchaser shall pay a particular cost or expense, or provides for an adjustment to the Purchase Price (whether an increase or decrease), or otherwise provides for rights, liabilities or obligations to be assigned, assumed or performed by Purchaser, including without limitation Sections 2.6, 4.3, 4.4, 5.3 and Article 8, such costs, expenses, Purchase Price adjustments, rights, liabilities and obligations shall be divided between LOR and RCTLOR on the basis of their respective 42.15% and 57.85% ownership interests in the Property.

                                    ARTICLE 2
              PURCHASE PRICE, EARNEST MONEY, CLOSING AND CONDITIONS

     2.1 Purchase Price. Subject to the adjustments provided for elsewhere in this Agreement, the purchase price (the "Purchase Price") for the Property shall be TEN MILLION EIGHT HUNDRED THOUSAND AND NO/100THS DOLLARS ($10,800,000.00), and shall be allocated between LOR and RCTLOR as follows: the portion of the Purchase Price allocable to the LOR Undivided Interest and to be paid by LOR at Closing shall be FOUR MILLION FIVE HUNDRED FIFTY-TWO THOUSAND TWO HUNDRED AND NO/100THS DOLLARS ($4,552,200.00), and the portion of the Purchase Price allocable to the RCTLOR Undivided Interest and to be paid by RCTLOR at Closing shall be SIX MILLION TWO HUNDRED FORTY-SEVEN THOUSAND EIGHT HUNDRED AND NO/100THS DOLLARS ($6,247,800.00). The Purchase Price shall be paid by Purchaser to Seller in cash at Closing by wire transfer of federal funds, or by cashier's or certified check, or by closing attorney's escrow account check, at Purchaser's election, provided that such amount shall be adjusted for the "Earnest Money" (hereinafter defined in Section 2.2 below) and the closing prorations described hereinbelow.

     2.2 Earnest Money. Purchaser shall deliver to Fidelity National Title Insurance Company, Two Parkway Center, 1800 Parkway Place, Suite 700, Marietta, GA 30067 (the "Escrow Agent"), not later than two (2) business days after the date hereof, the sum of NA Dollars ($ N/A ) (the "Earnest Money"), which Earnest Money, together with any interest earned thereon, shall be either credited to or delivered to Purchaser at Closing, if not theretofore disbursed in accordance with the terms and conditions of this Agreement. After the expiration of the Inspection Period, the Earnest Money shall be at risk and shall be nonrefundable, except as expressly provided herein, including without limitation, Seller's inability, refusal or unwillingness to satisfy the closing conditions set forth in Section 5.1 below, and the terms of Sections 4.1, 4.2 and 9.2 and of Article 8.

     2.3  Closing.  The  consummation  of the  purchase and sale of the Property
herein   contemplated  (such  consummation  being  herein  referred  to  as  the
"Closing") shall take place on December 29, 2004.

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     In the event the date of Closing  falls on a  Saturday,  Sunday or holiday, the date of Closing shall be extended until, and shall occur on, the next business day.

     2.4 Place of Closing. The Closing shall take place at the offices of Fidelity National Title Insurance Company, Two Parkway Center, Suite 700, 1800 Parkway Place, Marietta, Georgia 30067, or at such other place in the metropolitan Atlanta area as may be reasonably designated by Seller and Purchaser.

     2.5 Exchange. Seller agrees that Seller shall cooperate with Purchaser's desire to exchange other property of like kind and qualifying use within the meaning of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder, for fee title in the Property, provided that Seller shall not be obligated to incur any additional expense or liability as a result of so structuring this transaction (other than sums incurred in connection with the review of necessary exchange documents), and said exchange shall not extend the date of Closing without the mutual consent of Purchaser and Seller, nor shall Seller be required to take title to any exchange property for the benefit of Purchaser.

     Purchaser agrees that Purchaser shall cooperate with Seller's desire to exchange other property of like kind and qualifying use within the meaning of
Section 1031 of the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder, for fee title in the Property, provided that Purchaser shall not be obligated to incur any additional expense or liability as a result of so structuring this transaction (other than sums incurred in connection with the review of necessary exchange documents), and said exchange shall not extend the date of Closing without the mutual consent of Seller and Purchaser, nor shall Purchaser be required to take title to any exchange property for the benefit of Seller.

     2.6 Rights of Escrow Agent. Upon receipt of the Earnest Money, Escrow Agent shall promptly deposit the same into a government insured interest-bearing escrow account with such bank as Escrow Agent may select subject to Purchaser's and Seller's reasonable approval (the "Depository"). The parties hereby acknowledge and agree that Escrow Agent shall have the right to disburse the Earnest Money to Purchaser or Seller upon ten (10) days' written notice to the parties, but only if Escrow Agent shall not have received any written objections to such disbursement within ten (10) days after receipt by Purchaser and Seller of said notice. The parties hereto hereby acknowledge that the Escrow Agent shall have no liability to any party on account of its failure to disburse the Earnest Money and any interest thereon in the event of an unresolved dispute as to which party is entitled to receive the same. In the event of any dispute as to who is entitled to receive the Earnest Money and any interest thereon, Escrow Agent shall have the right, at its sole election, either to retain the funds and disburse them in accordance with the final order of a court of competent jurisdiction or to deposit the Earnest Money and any interest thereon with said court, pending a final decision of such controversy. The parties hereto further agree that Escrow Agent shall not be liable for failure of the Depository and shall only be liable otherwise in the event of its negligence or willful misconduct. Escrow Agent's fee for serving in such capacity and Escrow Agent's out-of-pocket expenses shall be paid 50% by Seller and 50% by Purchaser. All interest earned on the Earnest Money shall accrue to the benefit of Purchaser, but shall be credited, delivered or otherwise disbursed together with the Earnest Money in accordance with the terms and conditions of this Agreement.

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                                    ARTICLE 3
                                   INSPECTION

     3.1 Inspection of Property. Purchaser, its agents and representatives shall have a period (the "Inspection Period") of N/A from the date hereof in which to conduct due diligence with respect to the Property and to enter upon and make such studies, tests and/or inspections of the Property, including environmental inspections, at Purchaser's sole cost and expense, as Purchaser deems necessary or appropriate. Such due diligence shall include review of all zoning, utility, engineering, access, title, geotechnical, environmental and cost issues associated with developing the Property, including obtaining any necessary governmental approvals or permits. In the event that Purchaser, in its sole discretion, determines that the Property is, for any reason whatsoever (including, without limitation, economic reasons), unsatisfactory to Purchaser, Purchaser shall have until the end of the last day of the Inspection Period (as it may be extended) to notify Seller in writing that Purchaser has elected to terminate this Agreement. If Purchaser elects to terminate this Agreement pursuant to the preceding sentence, then Escrow Agent shall promptly deliver One Hundred and No/ 100 Dollars ($100.00) to Seller from the Earnest Money and Purchaser shall promptly deliver to Seller copies of any and all studies, tests, reports, title examinations, surveys or similar material that Purchaser has had prepared with respect to the Property (which deliveries and payment Seller acknowledges and agrees constitute adequate consideration for the rights granted to Purchaser under this Agreement through the Inspection Period). Escrow Agent shall deliver the balance of the Earnest Money and any interest thereon to Purchaser and, upon Seller's receipt of such deliveries and payment and Purchaser's receipt of the balance of the Earnest Money, this Agreement shall be terminated and neither Purchaser nor Seller shall have any further rights or obligations hereunder, except for the survival of certain provisions as expressly provided for herein. In the event the final day of the Inspection Period falls on a Saturday, Sunday or holiday, the Inspection Period shall be extended until the next business day. Purchaser shall pay all costs incurred in making such studies, tests and/or inspections and shall indemnify Seller against and defend and hold Seller harmless from any liens, claims, losses and liabilities arising out of Purchaser's exercising its right and privilege to go upon the Property; provided this indemnity shall not require Purchaser to indemnify Seller for items merely discovered by Purchaser, such as environmental matters. This indemnity shall survive the termination of this Agreement.
Provided that Purchaser has not terminated this Agreement prior to the expiration of the Inspection Period, Purchaser shall continue to have the right prior to Closing to make on-site inspections of the Property during reasonable business hours in accordance with the terms and limitations of this Section 3.1. As provided in Section 2.2 above, if Purchaser does not terminate this Agreement prior to the expiration of the Inspection Period, the Earnest Money thereafter shall be at risk and shall be nonrefundable, except as expressly provided herein.

     3.2 As-Is Condition. Seller expressly disclaims any representations or warranties of any kind, whether express or implied, with respect to the Property and its condition or fitness for a particular purpose, other than such representations and warranties as are expressly set forth in this Agreement and in the Conveyance Deed as hereinafter described. Except as otherwise specifically provided herein, the Property is to be conveyed by Seller and accepted by Purchaser in "AS-IS, WHERE-IS, WITH ALL Faults" condition at Closing. The provisions of this Section 3.2 shall survive Closing.


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                                    ARTICLE 4
                                  TITLE; SURVEY

     4.1 Title. Except as otherwise agreed by the Seller in writing, for the purposes of this Agreement, "Permitted Exceptions" shall mean the following: (i) current state and county ad valorem real property taxes not due and payable on the date of Closing; (ii) easements for the maintenance of public utilities that serve only the Property; (iii) any other matters which a current, accurate survey or physical inspection of the Property would show and (iv) any matters of public record, other than Monetary Encumbrances (as hereinafter defined), if any. Prior to the end of the Inspection Period, Purchaser shall secure, at Purchaser's expense, one or more commitments (collectively, the "Title Commitment") for an owner's policy or policies of title insurance (collectively, the "Title Policy") to be issued by a national title insurance company selected by Purchaser (the "Title Company") at its then current standard rates, without any special premium, in an amount not less than the Purchase Price. Purchaser's obligation to consummate the purchase and sale herein contemplated shall be subject to and conditional upon Purchaser's receipt at Closing of the Title Policy or of a marked-up Title Commitment deleting all exceptions (including, without limitation, the standard exceptions the deletion of which does not require a current survey of the Property) other than the Permitted Exceptions (as hereafter defined). The Title Policy shall insure the Purchaser that, upon consummation of the purchase and sale herein contemplated, Purchaser will be vested with good, fee simple, marketable and insurable title to the Property, subject only to the Permitted Exceptions. For the purposes of this Agreement, "good, fee simple, marketable and insurable title" shall mean fee simple ownership, insurable by the Title Company under the Title Policy, and free of all claims, liens and encumbrances of any kind or nature whatsoever other than the Permitted Exceptions. Seller hereby covenants and agrees to furnish the Title Company with such affidavits and indemnities (subject to Seller's reasonable approval) as may be reasonably required by the Title Company in order to issue the Title Policy without any exception for unfiled and unrecorded materialmen's and mechanics' liens rights or claims of parties in possession (other than Purchaser or anyone acting by, through or under Purchaser) not shown by the public records and taxes or special assessments which are not shown as existing liens by the public records and as necessary to enable the Title Company to issue so-called "gap" coverage in favor of Purchaser. Purchaser shall have until the end of the Inspection Period in which to give Seller written notice of Purchaser's objections to any encumbrances revealed by the Title Commitment. Following Purchaser's initial title examination, Purchaser shall have until the date of Closing in which to reexamine title to the Property and in which to give Seller notice of any additional objections disclosed by such reexamination and which were not filed and indexed of record as of the effective date of the Title Commitment; upon delivery of such notice to Seller, the process outlined in Section 4.2 below shall again be applicable with respect to any additional objections.

     4.2 Objections to Title. In the event that the Title Commitment shall show that the Property is subject to encumbrances to which Purchaser objects, then Purchaser may elect: (a) to waive any objection to such encumbrances and proceed to Closing, subject to the obligation of Seller to pay and remove or otherwise bond over in a manner reasonably acceptable to Purchaser all Monetary Encumbrances (as hereinafter defined), or (b) to terminate this Agreement, in which event the Earnest Money and any interest thereon shall be returned to Purchaser, and, upon the receipt thereof by Purchaser, all obligations hereunder shall be null and void and of no further force or effect, or (c) to deliver written notice to Seller, within the time periods set forth hereinabove in
Section 4.1, of Purchaser's objections to such encumbrances ("Purchaser's Title Objection Notice"). Seller shall be obligated to pay and discharge or otherwise


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bond over in a manner reasonably  acceptable to Purchaser at or prior to Closing all mortgages, deeds to secure debt, security agreements, mechanic's and materialmen's liens, judgment liens, tax liens and assessments, and other encumbrances for the benefit of Purchaser that can be cured by the payment of a sum certain ("Monetary Encumbrances") encumbering the Property.

     Within five (5) business days after Seller's receipt of Purchaser's Title Objection Notice, Seller shall deliver written notice to Purchaser stating whether Seller agrees to remove any of such encumbrances (other than the
Monetary Encumbrances) which are objected to in Purchaser's Title Objection Notice (the "Non-Monetary Encumbrances"). Seller shall have no obligation to remove any such Non-Monetary Encumbrances, and if Seller does not agree to remove some or all of the Non-Monetary Encumbrances, Purchaser shall have the right, upon written notice to Seller to acquire the Property subject to the unsatisfied Non-Monetary Encumbrances. Within five (5) business days after Purchaser's receipt of Seller's written response, Purchaser, at Purchaser's election, shall provide written notice to Seller (the "Title Notice") that it has elected to (i) acquire the Property subject to such Non-Monetary Encumbrances or (ii) terminate this Agreement. If Purchaser elects to terminate this Agreement, then the Earnest Money and any interest thereon shall be delivered to Purchaser, and upon the receipt thereof by Purchaser, all obligations hereunder shall be null and void and of no further force and effect, except those stated herein to survive any such termination. Purchaser's failure to timely deliver the Title Notice shall be deemed its election to acquire the Property subject to such Non-Monetary Encumbrances. If Purchaser elects to terminate this Agreement by sending Title Notice thereof, then, in such event the Earnest Money and any interest thereon shall be delivered to Purchaser, and upon the receipt thereof by Purchaser, all obligations hereunder shall be null and void and of no further force and effect, except those stated herein to survive any such termination. If Purchaser does not terminate this Agreement within such time period, Purchaser shall be deemed to have waived its objection to such Non-Monetary Encumbrance. If, on or before the date of Closing, Seller either fails to pay and discharge any Monetary Encumbrance or fails to remove any Non-Monetary Encumbrance which Seller has agreed to remove, Purchaser, at Purchaser's election, may (i) waive such objections and proceed to Closing; (ii) terminate this Agreement, in which such event the Earnest Money and any interest thereon shall be delivered to Purchaser and, upon the receipt thereof, all obligations hereunder shall be null and void and of no further force and effect, except those stated herein to survive any such termination; or (iii) with respect to any Monetary Encumbrance, proceed to Closing, satisfy such Monetary Encumbrance and receive a credit against the Purchase Price in the amount of such Monetary Encumbrance. Any Non-Monetary Encumbrances that Purchaser waives or to which Purchaser fails to object within the designated time period shall be deemed to be included in "Permitted Exceptions".

     4.3 Lease. Seller and Purchaser acknowledge that the Property is currently leased to Ritter Farms pursuant to that certain Lease (the "Lease"), dated January 1, 2004 between Seller, as lessor, and Ritter Farms, as lessee. Seller agrees to assign all of its rights and Purchaser agrees to assume all of Seller's obligations under the Lease effective as of the Closing Date. All rent under the Lease shall be prorated at Closing.

     4.4 Intentionally Deleted.



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                                    ARTICLE 5
                                     CLOSING

     5.1 Seller's Deliveries and Conditions to Purchaser's Obligations. Seller shall execute and deliver at Closing the following documents, dated the date of Closing, the form of each of which shall be reasonably acceptable to Seller and Purchaser (provided any form attached hereto shall be acceptable to Seller and Purchaser, except that the Conveyance Deed and Quitclaim Deed must also be acceptable to the Title Company), and the execution and accuracy of which shall be a condition to Purchaser's obligation to consummate the purchase and sale herein contemplated:

          (a) Conveyance Deed. A special warranty deed (the "Conveyance Deed"), in the statutory form attached hereto as Exhibit C, duly executed by Seller conveying title to the Property, with the record legal description, subject to the Permitted Exceptions, together with all real property transfer tax returns, if any, required by the State of Delaware;

          (b) Assignment of Lease. Two (2) counterparts of an Agreement Regarding Assignment and Assumption of Leases (the "Assignment of Lease") in the form attached hereto as Exhibit D duly executed by Seller providing for the assignment to Purchaser of Seller's rights under, and the assumption by Purchaser of Seller's obligations under, the Lease effective as of the Closing Date.

          (c) Bill of Sale and Intangible Property Assignment. A Bill of Sale and Intangible Property Assignment (the "Bill of Sale") in the form attached hereto as Exhibit E, duly executed by Seller conveying title to the Personal Property, without warranty as to the title or condition of such personal property;

          (d) Certificate of Non-Foreign Status. A certificate, in the form attached hereto as Exhibit F, duly executed by Seller setting forth
     Seller's address and Social Security or tax identification number and certifying that Seller is not a foreign person for purposes of the Foreign Investment in Real Property Tax Act ( a/k/a "FIRPTA");

          (e) Quitclaim Deed. If the legal description of the Property prepared from the Survey differs from the legal description of the Property attached to the Conveyance Deed, then Seller shall also execute and deliver to Purchaser at Closing, or thereafter as provided in Section 4.4 hereof a Quitclaim Deed, in the form attached hereto as Exhibit G, duly executed by Seller and conveying the Property to Purchaser using the Survey legal description;

          (f) Owner's Affidavit. Two (2) counterparts of the Owner's Affidavit, in the form attached hereto as Exhibit H, duly executed by Seller and notarized, in form satisfactory to the Title Company for the issuance of the Title Policy without exception for parties in possession (other than Purchaser or anyone acting by, through or under Purchaser), mechanics', materialmen's or other statutory liens.

          (g) Evidence of Authority. Such documentation as may be reasonably required by Purchaser and the Title Company to establish that this Agreement, the transactions contemplated herein and the execution and delivery of the documents required hereunder are duly authorized, executed and delivered.

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          (h)  Seller's  Certificate.  Two  (2)  counterparts  of a  certificate executed and sealed by Seller,  evidencing the  reaffirmation  of the truth
     and  accuracy  in  all  material  respects  of  Seller's   representations,
     warranties and agreements set forth in Article VII hereof.

          (i) Settlement Statement. Four (4) counterparts of a settlement statement executed by Seller, setting forth the consideration, including prorations thereof and adjustments thereto, exchanged pursuant to this Agreement at Closing (the "Settlement Statement").

          (j) Keys and Records. All of the keys to any door or lock on the Property and such original non-confidential books and records in Seller's possession as may be reasonably necessary for the continued operation of the Property.

          (k) Additional Documents. Such other documents, as are customary or may be reasonably necessary to consummate the sale of the Property or to induce the Title Company to issue the Title Policy.

     5.2 Purchaser's Delivery and Conditions to Seller's Obligation. At Closing, Purchaser shall deliver to Seller the following documents, dated the date of Closing, the form of which shall be reasonably acceptable to Seller and Purchaser (provided any form attached hereto shall be acceptable to Seller and Purchaser), and the executed and accuracy of which shall be a condition to Seller's obligation to consummate the purchase and sale herein contemplated.

          (a) Purchase Price Funds. Immediately available funds in the full amount of the Purchase Price, as adjusted pursuant to the terms of this Agreement;

          (b) Assignment of Lease. Two (2) counterparts of the Assignment of Lease, duly executed by Purchaser.

          (c) Bill of Sale. Two (2) counterparts of the Bill of Sale, duly executed by Purchaser;

          (d) Settlement Statement. Four (4) counterparts of the Settlement Statement.

          (e) Additional Documents. Such other documents as are customary or may be reasonably necessary to consummate the sale of the Property or to induce the Title Company to issue the Title Policy.

     5.3 Costs of the Parties. Seller shall pay (i) one-half of the State of Delaware taxes imposed upon the transactions contemplated in this Agreement and the conveyance of the Property (collectively, the "Transfer Taxes"); (ii) one-half of the cost of the Survey; (iii) one half of the cost of all premiums payable with respect to the Title Policy, including the cost of any endorsements to the Title Policy (collectively, the "Title Insurance Premium"); (iv) one-half of any closing fees or escrow fees charged by the Escrow Agent; (v) the cost of recording any title clearance documents required in accordance with this Agreement; and (vi) any additional costs and charges customarily charged to sellers in accordance with common escrow practices in the county in which the Property is located, other than those costs and charges specifically required to be paid by Purchaser hereunder. Purchaser shall pay (i) one-half of the Transfer Taxes; (ii) one-half of the cost of the Survey; (iii) one-half of the Title Insurance Premium; (iv) the cost of recording the Conveyance Deed and the QuitClaim Deed; (v) one-half of any closing fees or escrow fees charged by the Escrow Agent; (vi) any additional costs and charges customarily charged to purchasers in accordance with common escrow practices in the county in which the Property is located, other than those costs and charges specifically required to be paid by Seller hereunder. All costs and expenses of the parties' performance of their respective obligations hereunder and the consummation of the transactions contemplated herein that have not been assumed specifically by either party under the terms hereof shall be borne by the party incurring such cost or expense.

     5.4 No Brokers. Seller represents and warrants that Seller has not dealt with any broker or other finder in connection with the sale to Purchaser of the Property. Seller will indemnify and hold harmless Purchaser from and against any and all claims, loss, liability, cost and expenses (including reasonable attorneys fees) resulting from any claim that may be made against Purchaser by any broker or person claiming a commission, fee or other compensation from Purchaser by reason of this transaction, if such claim arises by or on account of any act of Seller or Seller's representatives. This indemnity shall survive the Closing and any termination, cancellation or expiration of this Agreement.

     Purchaser represents and warrants that Purchaser has not dealt with any broker or other finder in connection with the sale to Purchaser of the Property. Purchaser will indemnify and hold harmless Seller from and against any and all claims, loss, liability, cost and expenses (including reasonable attorneys fees) resulting from any claims that may be made against Seller by any broker or person claiming a commission, fee or other compensation from Seller by reason of this transaction if such claim arises by or on account of any act of Purchaser or Purchaser's representatives. This indemnity shall survive the Closing and any termination, cancellation or expiration of this Agreement.

                               ARTICLE 6 PRORATED
                                     ITEMS

     6.1 Prorations. Property taxes, community improvement district assessments and other similar charges assessed against the Property shall be prorated between Seller and Purchaser at Closing. Such proration shall be adjusted after Closing based on actual tax bills received. This provision shall survive Closing.

                                    ARTICLE 7
               REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

     In order to induce Purchaser to enter into this Agreement, Seller makes the representations, warranties and covenants contained in this Article Seven, each of which is material to and is relied upon by Purchaser. Seller represents, warrants and covenants as follows:

     7.1 Organization; Authority to Sell. Seller is a duly organized and validly existing corporation and is in good standing under the laws of the State of New York. Seller is authorized to do business and in good standing under the laws of the State of Delaware. Seller has the right, power and authority to (a) enter into this Agreement; (b) sell the Property to Purchaser in accordance with the terms and conditions hereof; and (c) perform and observe the terms and provisions hereof.

     7.2 No Condemnation Proceedings. To Seller's knowledge, there are no condemnation or eminent domain proceedings pending, threatened or contemplated against the Property or any part of the Property, and Seller has received no notice, oral or written, of the desire of any public authority or other entity to take or use the Property or any part of the Property.

     7.3 Compliance with Laws. To Seller's knowledge, Seller has not received notice of any violations of law, municipal or county ordinances or other legal requirements with respect to the Property (or any part thereof) or with respect to the use, occupancy or construction thereof.

     7.4 Property Agreements. Except for the Lease and any agreements entered into by Purchaser on its behalf or on behalf of Seller, the Property is not subject to any leases, operating agreements, maintenance agreements, service agreements, management agreements, brokerage agreements, lease commission agreements or other agreements or instruments in force or effect entered into by Seller granting to any person or entity any right, title, interest or benefit in and to all or any part of the Property or any rights relating to the use, operation, management, maintenance or repair of all or any part of the Property.

     7.5 Pending Litigation. To Seller's knowledge, there is no litigation or any administrative proceeding pending with respect to the Property, or which could affect Seller's ability to properly and timely perform under this Agreement or for which Seller has received service of process or written notice of the threat thereof.

     7.6 Non-Foreign Person. Seller is not a "foreign person" for purposes of the withholding rules of FIRPTA.

     7.7 Mechanic's Liens. At or prior to Closing, Seller shall pay for all labor that has been performed on, or materials furnished to, the Property at Seller's direction for which a mechanic's or materialmen's lien or liens could be claimed by any person or entity.

     7.8 No Options or Contracts. Seller has granted no outstanding purchase options or rights of first refusal with respect to all or any part of the Property, and has entered into no outstanding contracts with others for the sale, mortgage or other transfer of all or any part of the Property.

     7.9 Action of Seller, Etc. Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and upon the execution and delivery of any document to be delivered by Seller on or prior to the Closing, this Agreement and such document shall constitute the valid and binding obligation and agreement of Seller, enforceable against Seller in accordance with its terms.

     7.10 No Violations of Agreements. To Seller's knowledge, neither the execution, delivery or performance of this Agreement by Seller, nor compliance with the terms and provisions hereof, shall result in any breach of the terms, conditions or provisions of, or conflict with or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Property pursuant to the terms of any indenture, mortgage, deed of trust, deed to secure debt, note, evidence of indebtedness or any other agreement or instrument by which Seller or the Property are bound.

     7.11 Environmental Matters. To Seller's knowledge, Seller has received no written notification from any governmental or quasi-governmental authority that that there are any violations of any federal or state environmental laws with respect to the Property, nor to Seller's knowledge, has Seller received any written notice from any governmental or quasi-governmental authority that such authority is contemplating an investigation of the Property with respect to a violation or suspected violation of any such environmental law.

     7.12 No New Encumbrances. During the term of this Agreement, Seller shall not convey or encumber any portion of the Property or any rights therein without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed.

     7.13 Warranties and Representations. The truth and accuracy in all material respects, as of the date of Closing, of all representations and warranties made by Seller herein shall be an express condition to Purchaser's obligation to consummate the transactions contemplated herein.

     7.14 No Breach. Seller shall not be deemed to be in breach of any warranty contained in this Agreement or any other document executed by Seller at Closing which shall be determined to be inaccurate in any respect, if, at Closing, Purchaser has actual knowledge of such inaccuracy. The reference to phrase, the "knowledge" of Purchaser, shall be deemed to include, without limitation, the actual knowledge of Thorne S. Winter or Donald P. Carson, respectively of RFA Management Co.

                                    ARTICLE 8
                                  CONDEMNATION

     If the Property or any portion thereof be taken by condemnation or conveyed under the threat of condemnation prior to Closing, or if there is any threatened condemnation against the Property as of the date of Closing, Purchaser may, at its sole election, either: (i) terminate this Agreement by notifying Seller in writing on or before the last date for Closing as provided for above, in which case the Earnest Money and any interest thereon shall be delivered to Purchaser, and all rights and obligations of the parties under this Agreement shall expire, except for the survival of certain provisions as expressly provided for herein, and this Agreement shall terminate and be of no further force and effect; or
(ii) proceed to Closing, in which event the Purchase Price shall be reduced by the total of any awards or other proceeds received by Seller on or before the date of Closing with respect to any taking, and, at Closing, Seller shall assign to Purchaser all of its right to any and all awards or other proceeds paid or payable thereafter by reason of any taking. Seller shall notify Purchaser of the existence or threat of eminent domain proceedings promptly after Seller learns thereof.

                                    ARTICLE 9
                                DEFAULT; REMEDIES

     9.1 Purchaser Default. If all conditions precedent to Purchaser's obligation to consummate the purchase of the Property have been waived by Purchaser or satisfied, and if Seller has performed its covenants and agreements hereunder, but Purchaser has breached its covenants and agreements hereunder and for any reason whatsoever has failed, refused or is unable to consummate the purchase and sale of the Property by the date of Closing, then the Escrow Agent shall deliver the Earnest Money and any interest thereon to Seller as full and complete liquidated damages, it being acknowledged by Purchaser and Seller that in such event it would be extremely impracticable and difficult to ascertain the actual damages that would be suffered by Seller. Upon proper delivery of the Earnest Money and any interest thereon to Seller as liquidated damages, as above provided, no party to this Agreement shall have any liability to any other party to this Agreement, and this Agreement shall, in its entirety, be deemed of no further force and effect, except for the survival of certain provisions as expressly provided for herein. Such liquidated damages shall be Seller's sole remedy for Purchaser's failure to close when obligated to do so.

     9.2 Seller Default. If Seller has breached its covenants and agreements under this Agreement for any reason whatsoever, including without limitation the failure, refusal or inability of Seller to consummate the purchase and sale contemplated herein by the date of Closing, then Purchaser shall, at Purchaser's sole election, as Purchaser's sole and exclusive remedies:

          (a) terminate this Agreement by written notice delivered to Seller on or before the date of Closing, in which case Escrow Agent shall refund to Purchaser the Earnest Money and any interest thereon and recover from Seller any actual damages (but not punitive or speculative damages incurred by Purchaser as a result of such default, including, without limitation, a reimbursement of all of Purchaser's out-of-pocket expenses incurred to the date of such termination (including, without limitation, Purchaser's attorneys' fees and expenses, surveyors' fees and expenses, and engineering fees and expenses); or

          (b) obtain specific performance of this Agreement against Seller.

                                   ARTICLE 10
                            MISCELLANEOUS PROVISIONS

     10.1 Entire Agreement; Counterparts. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior understandings or agreements between the parties. This Agreement may be executed in one or more duplicate original counterparts, each of which shall be effective as and shall constitute an original document binding upon the party or parties signing the same. It shall not be necessary for each party to execute all counterparts, provided that each party has executed at least one counterpart.

     10.2 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, devisees, personal representatives, permitted successors and permitted assigns.

     10.3 Survival of Warranties. It is the express intention and agreement of the parties to this Agreement that all covenants, agreements, statements, representations and warranties made by Seller or Purchaser in this Agreement and stated to survive Closing shall survive this Agreement, the delivery of the deeds and the Closing for a period of nine (9) months following the Closing, other than, the provisions of Section 3.2, the indemnity contained in Section
3.1 and the  indemnity  and  obligations  referred  to in the last  sentence  of
Section 4.3 and Section 5.4, all of which shall survive Closing in accordance with their respective terms.

     10.4 Waiver: Modification. Failure by Purchaser or Seller to insist upon or enforce any of its rights shall not constitute a waiver thereof. Either party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement. No oral modification hereof shall be binding upon the parties, and any modification shall be in writing and signed by the parties.

     10.5 Time of Essence. TIME IS OF THE ESSENCE OF THIS AGREEMENT.

     10.6 Construction. Each party hereto hereby acknowledges that all parties hereto participated equally in the drafting of this Agreement and that, accordingly, no court construing this Agreement shall construe it more stringently against one party than the other.

     10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     10.8 Cumulative Remedies. Subject to the limitations set forth in Article Nine above, each and every one of the rights, benefits and remedies provided to Purchaser or Seller by this Agreement, or by any instrument or documents executed pursuant to this Agreement, are cumulative and shall not be exclusive of any other of said rights, remedies and benefits allowed by law or equity to Purchaser or Seller, except to the extent provided in Article Nine of this Agreement.

     10.9 Date Hereof. For purposes of this Agreement, "the date hereof' or similar references shall mean the date first above written.

     10.10 Assignment. In addition to the assignment permitted in Section 2.5 herein, Purchaser may assign its interest in this Agreement, either in whole or in part, without the prior written consent of Seller, to any entity which controls, is controlled by or is under common control with Purchaser, provided that such assignment shall not release Purchaser from liability hereunder.

     10.11 Intentionally Deleted.

     10.12 Intentionally Deleted.

     10.13 Risk of Loss. Risk of loss from fire or other casualty to the buildings on the Property shall be Purchaser's until close of escrow and transfer of title. In the event of any damage or destruction to the Property, or any portion thereof, Seller and Purchaser shall proceed to close under this Agreement.

                                   ARTICLE 11
                                     NOTICES

     11.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered, sent by facsimile transmission (provided a copy is thereafter promptly sent by overnight delivery as hereinafter provided), sent by Federal Express or other nationally recognized overnight or same day courier service providing a return receipt, or mailed by first-class registered or certified mail, return receipt requested, postage prepaid (and shall be effective when received) to the following addresses:

                  If to Seller:     Rollins Continental, Inc.
                                    2170 Piedmont Road
                                    Atlanta, GA 30324
                                    Attention:  Ron Buchanan
                                    Telecopier:  404-888-2291

                  and a copy to:    Arnall Golden Gregory LLP
                                    2800 One Atlantic Center
                                    1201 West Peachtree Street
                                    Atlanta, Georgia 30309-3450
                                    Attention: Paula Abercrombie Ball
                                    Telecopier: 404-873-8717

                  If to Purchaser:  c/o RFA Management, LLC
                                    2801 Buford Highway
                                    Suite 470
                                    Atlanta, GA 30329
                                    Attention: Thorne S. Winter IV
                                    Telecopier: 404-486-4621

                  and a copy to:    Jones Day
                                    1420 Peachtree Street, NE
                                    Suite 800
                                    Atlanta, Georgia 30309
                                    Attention: Scott A. Specht
                                    Telecopier:  404-581-8330

                                   ARTICLE 12
                                    EXECUTION

     IN WITNESS WHEREOF, the parties have hereunto set their hands arid seals as of the day and year first above written.

                                  SELLER:

                                  ROLLINS CONTINENTAL, INC.

                                  By:      /s/ Harry J. Cynkus
                                      ---------------------------------------
                                        Harry J. Cynkus
                                        Treasurer and Assistant Secretary

                                                  [CORPORATE SEAL]

                                  PURCHASER:

                                  LOR, INC.

                                  By:      /s/ Donald P. Carson
                                      ---------------------------------------
                                        Donald P. Carson, Secretary-Treasurer

                                                  [CORPORATE SEAL]


                                  RCTLOR, LLC

                                  By: LOR Inc, its Manager

                                      By:  /s/ Donald P. Carson
                                         ------------------------------------
                                         Donald P. Carson, Secretary-Treasurer

                                                  [CORPORATE SEAL]

                                    EXHIBIT A

                               (Legal Description)

     ALL OF THE FOLLOWING tracts, pieces and parcels of land situate, lying, and being in Sussex County, State of Delaware, as originally conveyed to Continental Broadcasting, Inc. by virtue of that certain Corrective Deed, dated October 26, 1979, from Rollins, Inc., as successor corporation to Rollins Broadcasting, Inc. (the "Vesting Deed"), as recorded in Deed Book 979, Page 228, in the Office of the Recorder of Deeds, in and for Sussex County, Delaware and being more particularly described therein as:

VESTING DEED TRACT II.

     ALL THOSE certain tracts, pieces, or parcels of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, and the State of Delaware, and more particularly described as follows, viz: Tract No. l: Fronting on the public road leading from the Town of Lewes to the Town of Georgetown, known as the "Woods Farm" bounded on the West by the aforesaid public road; on the North by the "Orton Farm," on the East by lands of Dr. E. W. W. Marsh and heirs of Joseph Marsh; on the South by lands of Thomas Turner; and containing 66 acres, more or less. Tract No. 2: Known as the "Thomas Orton Farm," bounded and described as follows, to wit: on the Northwest by the public road leading from Lewes to Georgetown, on the Northeast by lands of John Wilson; on the Southeast by the said Wilson lands and the public road leading from Lewes to Millsboro; on the Southwest by lands of E. W. Marsh and Charles Robbins, the metes and bounds are as follows, to wit: BEGINNING on the Southeast side of the public road leading from Lewes to Georgetown at a corner for this land and lands of Charles Robbins and running with the center of said road North 89 3/4(degree) East 34.7 perches; and continuing with said road North 71(degree) East 208.3 perches to a corner for this land and the Wilson land; thence South 20(degree) East 100 1/4 perches; thence South 63(degree) West 96.4 perches to a corner; thence South 28(degree) East 98.8 perches to the center of the public road leading from Lewes to Millsboro; thence with center of said road South 52 1/2(degree) West 162 3/4 perches to a corner of the Marsh lands; thence North 46(degree) West 46.4 perches; thence South 76 3/4(degree) West 11.5 perches to a corner of the Robbins land; thence North 7 1/2(degree) West 121 1/4 perches to a post and the place of beginning, containing 134 acres and 100 square perches of land, be the same, more or less. Tract No. 1 and Tract No. 2 comprise one farm.

     WITH THE EXCEPTION of the parcel of real estate which was conveyed unto Mahlon Graves and wife, and of record in the Office of the Recorder of Deeds, in and for Sussex County, at Georgetown, in Deed Record No. 242, Page 291, containing 3.3167 acres of land, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Robert W. Tunnell, Trustee by Deed dated May 6, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 446, Page 1, &c., as reference thereunto being had will more fully and at large appear.

VESTING DEED TRACT III.

     ALL THAT certain tract, piece, and parcel of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, lying on both sides of the public road leading from Lewes to Millsboro and bounded and described as follows, to wit:

     BEGINNING on the South side of the public road aforesaid, at a corner for these lands and lands of David Marine and running South 70(degree) East 38 perches; thence North 76 3/4(degree) East 1 1/2 perches; thence South 45 1/4(degree) East 48 perches; thence North 29 1/2(degree) East to a bend in the line; thence North 19 3/4(degree) East 44 perches; thence North 32(degree) East 12 perches; thence North 22(degree) East 12 perches; thence North 36 1/2(degree) East 14 perches to a corner; thence North 46(degree) West 91 perches crossing the aforesaid public road to a corner; thence South 77(degree) West 86 perches; thence South 23 1/4(degree) West 16.18 perches; thence South 43(degree) East
72.1 perches to the aforesaid public road, containing seventy (70) acres, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Gove R. Morris and wife, in and by their certain Deed dated September 20, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 453, page 73, &c.

VESTING DEED TRACT V.

     ALL THAT certain tract, piece, or parcel of land, known as the "Turner Tract," situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, fronting on the road leading from the Town of Lewes to St. George's Chapel known as Route 285, and being more particularly described as follows, to wit:

     BEGINNING at a stone on the Northwesterly side of the aforesaid road, said stone being a corner of these lands and lands of Homer L. Bryan; thence North 33 degrees 04 minutes West 1,970.9 feet along lands of Homer L. Bryan to a corner tree and corner of lands of William H. Truitt; thence along lands of William H. Truitt the following two courses: North 65 degrees 21 minutes East 1,418.6 feet to a concrete monument; thence North 32 degrees 15 minutes West through a line stump 1,067.0 feet to a stone and stob and corner for lands of Robert Swisher; thence along lands of Swisher North 89 degrees 30 minutes East 2,157.7 feet to a stone and lands of Wayne Rollins, thence along lands of Rollins South 13 degrees 19 minutes East to a stone and other lands of Rollins; thence along lands of Rollins and Preston Millman; South 32 degrees 55 minutes West 1,149.4 feet to a stone; thence South 11 degrees 37 minutes East 888.6 feet to a fence post and Route 285 aforesaid; thence along Route 285 in a Southwesterly direction such a distance as will reach the stone and place of beginning, containing 109.34 acres, be the same more or less. The above description is in accordance with a survey prepared by Albert L. Korves, Civil Engineer and Surveyor, on December 31, 1959.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Elsie B. Hudson and C. Thomas

Hudson, her husband, by Deed date February 8, 1960, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 514, Page 445, &c.

VESTING DEED TRACT VI.

     ALL THAT certain piece and parcel of land situate, lying and being in Lewes and Rehoboth Hundred, located on the southerly side of the Millsboro-Lewes Highway, being more particularly described as follows, to wit:

     BEGINNING at a stake located on the Southerly side of said Millsboro-Lewes Highway and in line of lands now or formerly of M. H. Graves; thence turning and running with line of lands now or formerly of M. H. Graves South 45(degree) 00 minutes East 575 feet to a fence corner; thence North 60(degree) 50 minutes East 1,339.0 feet to a point in line of lands of H. G. Knapp: thence South 29(degree) 21 minutes East 752.0 feet to a corner; thence turning and running South 60(degree) 31 minutes West 752 feet to a point; thence South 71(degree) 12 minutes West 1,620 feet to a corner in line of lands of E. N. Harmon; thence by and with the line of lands of E. N. Harmon and others North 39(degree) 48 minutes West 884 feet to the Southerly right-of-way line of the Millsboro-Lewes Highway; thence turning and running with the Southerly right-of-way line of the said Millsboro-Lewes Highway North 56(degree) 00 minutes East 1,463.0 feet to a stake in line of lands of M. H. Graves, the point and place of BEGINNING, containing 62.8 acres of land, be the same more or less, as surveyed by Albert
A. Korves, Surveyor, November 11, 1963.

The above described land is subject to a road of easement as shown on a survey of the above-described lands.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Deed of Harry C. Dodd and Arzie
P. Dodd, his wife, by Deed dated December 26, 1963, and recorded in the Recorder of Deeds, aforesaid, in Deed Book 568, Page 528, &c.

                                    EXHIBIT B

                             [INTENTIONALLY DELETED]

                                    EXHIBIT C

                                 Conveyance Deed

                                             Tax Parcel No.: ___________________

                                             Prepared By and Return To:
                                             S. Jefferson Greenway, Esq.
                                             Jones Day
                                             1420 Peachtree Street, N.E.
                                             Suite 800
                                             Atlanta, Georgia 30309

     THIS DEED, made this _____ day of December, 2004

     BETWEEN, ROLLINS CONTINENTAL, INC., a corporation organized and existing under New York law, party of the first part,

                                       AND

     DELAWARE FARM LLC, a limited liability company organized and existing under Georgia law ("Delaware Farm"), as to a 42.15% undivided interest in the Property (as defined below), and RCTDE, LLC, a limited liability company organized and existing under Georgia law("RCTDE"), as to a 57.85% undivided interest in the Property (together Delaware Farm and RCTDE are referred to herein as party of the second part);

     WITNESSETH, that the said party of the first part, for and in consideration of the sum of TEN MILLION EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS
($10,800,000.00) lawful money of the United States of America, the receipt whereof is hereby acknowledged, hereby grants and conveys (i) unto Delaware Farm, its successor and assigns, as tenant in common, a 42.15% undivided interest, in the following property and (ii) unto RCTDE, its successors and assigns, as tenant in common, a 57.85% undivided interest in the following property, to-wit:

     ALL that certain lot piece or parcel of land lying and being situate in Lewes and Rehoboth Hundred, Sussex County, Delaware being more particularly described on "Exhibit A" attached hereto and incorporated herein by reference (the "Property").

     TOGETHER WITH the non-exclusive use of the streets, utilities, open spaces and common areas located or to be located on the said lands and premises.

     SUBJECT TO the matters described on "Exhibit B" attached hereto and incorporated herein by reference.

     BEING a portion of the same lands and premises conveyed unto the Continental Broadcasting, Inc. by deed of Rollins, Inc., a corporation of the State of Delaware, dated October 26, 1979, and of record in the Office of the Recorder of Deeds, in and for Sussex County, in Deed Book 979 at Page 228. Rollins Continental, Inc., party of the second part herein, is successor in interest to Continental Broadcasting, Inc.

     IN WITNESS WHEREOF, the said party of the first part, by and through its authorized officer, has hereunto set its hand and seal the day and year aforesaid.

ATTEST:                                   ROLLINS CONTINENTAL, INC., a New
                                          York corporation

                                          BY:
------------------------------------         -----------------------------------
         (Signature)                         Harry J. Cynkus
Name:                                        Treasurer and Assistant Secretary
     -------------------------------
Title:
       -----------------------------


                                                    (Corporate Seal)
GRANTEE'S ADDRESS:
c/o RFA Management, LLC
2801 Buford Highway, Suite 470
Atlanta, Georgia 30329

STATE OF GEORGIA        )
                        )        ss.
COUNTY OF FULTON        )

     On this, the ______ day of December, 2004, before me, a Notary Public, the undersigned officer, personally appeared Harry J. Cynkus, who acknowledged himself to be the Treasurer and Assistant Secretary of Rollins Continental, Inc., a New York corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          ______________________________________

                                          ________________________ Notary Public

                                    EXHIBIT A

                      LEGAL DESCRIPTION FOR CONVEYANCE DEED

     ALL OF THE FOLLOWING tracts, pieces and parcels of land situate, lying, and being in Sussex County, State of Delaware, as originally conveyed to Continental Broadcasting, Inc. by virtue of that certain Corrective Deed, dated October 26, 1979, from Rollins, Inc., as successor corporation to Rollins Broadcasting, Inc. (the "Vesting Deed"), as recorded in Deed Book 979, Page 228, in the Office of the Recorder of Deeds, in and for Sussex County, Delaware and being more particularly described therein as:

VESTING DEED TRACT II.

     ALL THOSE certain tracts, pieces, or parcels of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, and the State of Delaware, and more particularly described as follows, viz: Tract No. l : Fronting on the public road leading from the Town of Lewes to the Town of Georgetown, known as the "Woods Farm" bounded on the West by the aforesaid public road; on the North by the "Orton Farm," on the East by lands of Dr. E. W. W. Marsh and heirs of Joseph Marsh; on the South by lands of Thomas Turner; and containing 66 acres, more or less. Tract No. 2: Known as the "Thomas Orton Farm," bounded and described as follows, to wit: on the Northwest by the public road leading from Lewes to Georgetown, on the Northeast by lands of John Wilson; on the Southeast by the said Wilson lands and the public road leading from Lewes to Millsboro; on the Southwest by lands of E. W. Marsh and Charles Robbins, the metes and bounds are as follows, to wit: BEGINNING on the Southeast side of the public road leading from Lewes to Georgetown at a corner for this land and lands of Charles Robbins and running with the center of said road North 89 3/4(degree) East 34.7 perches; and continuing with said road North 71(degree) East 208.3 perches to a corner for this land and the Wilson land; thence South 20(degree) East 100 1/4 perches; thence South 63(degree) West 96.4 perches to a corner; thence South 28(degree) East 98.8 perches to the center of the public road leading from Lewes to Millsboro; thence with center of said road South 52 1/2(degree) West 162 3/4 perches to a corner of the Marsh lands; thence North 46(degree) West 46.4 perches; thence South 76 3/4(degree) West 11.5 perches to a corner of the Robbins land; thence North 7 1/2(degree) West 121 1/4 perches to a post and the place of beginning, containing 134 acres and 100 square perches of land, be the same, more or less. Tract No. l and Tract No. 2 comprise one farm.

     WITH THE EXCEPTION of the parcel of real estate which was conveyed unto Mahlon Graves and wife, and of record in the Office of the Recorder of Deeds, in and for Sussex County, at Georgetown, in Deed Record No. 242, Page 291, containing 3.3167 acres of land, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Robert W. Tunnell, Trustee by Deed dated May 6, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 446, Page 1, &c., as reference thereunto being had will more fully and at large appear.

VESTING DEED TRACT III.

     ALL THAT certain tract, piece, and parcel of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, lying on both sides of the public road leading from Lewes to Millsboro and bounded and described as follows, to wit:

     BEGINNING on the South side of the public road aforesaid, at a corner for these lands and lands of David Marine and running South 70(degree) East 38 perches; thence North 76 3/4(degree) East 1 1/2 perches; thence South 45 1/4(degree) East 48 perches; thence North 29 1/2(degree) East to a bend in the line; thence North 19 3/4(degree) East 44 perches; thence North 32(degree) East 12 perches; thence North 22(degree) East 12 perches; thence North 36 1/2(degree) East 14 perches to a corner; thence North 46(degree) West 91 perches crossing the aforesaid public road to a corner; thence South 77(degree) West 86 perches; thence South 23 1/4(degree) West 16.18 perches; thence South 43(degree) East
72.1 perches to the aforesaid public road, containing seventy (70) acres, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Gove R. Morris and wife, in and by their certain Deed dated September 20, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 453, page 73, &c.

VESTING DEED TRACT V.

     ALL THAT certain tract, piece, or parcel of land, known as the "Turner Tract," situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, fronting on the road leading from the Town of Lewes to St. George's Chapel known as Route 285, and being more particularly described as follows, to wit:

     BEGINNING at a stone on the Northwesterly side of the aforesaid road, said stone being a corner of these lands and lands of Homer L. Bryan; thence North 33 degrees 04 minutes West 1,970.9 feet along lands of Homer L. Bryan to a corner tree and corner of lands of William H. Truitt; thence along lands of William H. Truitt the following two courses: North 65 degrees 21 minutes East 1,418.6 feet to a concrete monument; thence North 32 degrees 15 minutes West through a line stump 1,067.0 feet to a stone and stob and corner for lands of Robert Swisher; thence along lands of Swisher North 89 degrees 30 minutes East 2,157.7 feet to a stone and lands of Wayne Rollins, thence along lands of Rollins South 13 degrees 19 minutes East to a stone and other lands of Rollins; thence along lands of Rollins and Preston Millman; South 32 degrees 55 minutes West 1,149.4 feet to a stone; thence South 11 degrees 37 minutes East 888.6 feet to a fence post and Route 285 aforesaid; thence along Route 285 in a Southwesterly direction such a distance as will reach the stone and place of beginning, containing 109.34 acres, be the same more or less. The above description is in accordance with a survey prepared by Albert L. Korves, Civil Engineer and Surveyor, on December 31, 1959.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Elsie B. Hudson and C. Thomas

Hudson, her husband, by Deed date February 8, 1960, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 514, Page 445, &c.

VESTING DEED TRACT VI.

     ALL THAT certain piece and parcel of land situate, lying and being in Lewes and Rehoboth Hundred, located on the southerly side of the Millsboro-Lewes Highway, being more particularly described as follows, to wit:

     BEGINNING at a stake located on the Southerly side of said Millsboro-Lewes Highway and in line of lands now or formerly of M. H. Graves; thence turning and running with line of lands now or formerly of M. H. Graves South 45(degree) 00 minutes East 575 feet to a fence corner; thence North 60(degree) 50 minutes East 1,339.0 feet to a point in line of lands of H. G. Knapp: thence South 29(degree) 21 minutes East 752.0 feet to a corner; thence turning and running South 60(degree) 31 minutes West 752 feet to a point; thence South 71(degree) 12 minutes West 1,620 feet to a corner in line of lands of E. N. Harmon; thence by and with the line of lands of E. N. Harmon and others North 39(degree) 48 minutes West 884 feet to the Southerly right-of-way line of the Millsboro-Lewes Highway; thence turning and running with the Southerly right-of-way line of the said Millsboro-Lewes Highway North 56(degree) 00 minutes East 1,463:0 feet to a stake in line of lands of M. H. Graves, the point and place of BEGINNING, containing 62.8 acres of land, be the same more or less, as surveyed by Albert
A. Korves, Surveyor, November 11, 1963.

The above described land is subject to a road of easement as shown on a survey of the above-described lands.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Deed of Harry C. Dodd and Arzie
P. Dodd, his wife, by Deed dated December 26, 1963, and recorded in the Recorder of Deeds, aforesaid, in Deed Book 568, Page 528, &c.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1. Current state and county ad valorem real property taxes not due and payable.

2. All easements for the maintenance of public utilities that serve only the Property.

3. Any other matters which a current, accurate survey or physical inspection of the Property would show.

4. Except for Excluded Matters (as hereafter defined), any matters of public record, including but not limited to, those matters set forth in Title
     Commitment No. 114529.52, issued by Fidelity National Title Insurance Company of New York and all the vesting deeds. As used herein, the term "Excluded Matters" shall mean any mortgages, deeds to secure debt, security agreements, mechanic's and materialmen's liens, judgment liens, tax liens and assessments, and other encumbrances that can be cured with the payment of a sum certain.

                                    EXHIBIT D

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (the "ASSIGNMENT"), between and among ROLLINS CONTINENTAL INC. ("ASSIGNOR"), DELAWARE FARM LLC ("DELAWARE FARM") and RCTDE, LLC ("RCTDE"; RCTDE and Delaware Farm collectively, "ASSIGNEE"):

                                   WITNESSETH:

     WHEREAS, concurrently herewith, Assignor has conveyed to Delaware Farm, as tenant in common, a 42.15% undivided interest in that certain tract of improved real property described in Exhibit "A" attached hereto (the "PROPERTY") and to RCTDE, as tenant in common, a 57.85% undivided interest in the Property;

     WHEREAS, in connection with the conveyance of the Property, Assignor desires to assign that certain Lease dated January 1, 2004, between Assignor, as landlord, and Ritter Farms, as tenant (the "LEASE"), to Delaware Farm (with respect to a 42.15% undivided interest in the Lease) and to RCTDE (with respect to a 57.85% undivided interest in the Lease);

     NOW, THEREFORE, for Ten and No/ 100 Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, (i) Assignor does hereby assign, transfer, set over and convey to Delaware Farm a 42.15% undivided interest in the Lease and to RCTDE a 57.85% undivided interest in the Lease, and (ii) Delaware Farm and RCTDE do hereby accept the foregoing assignment and do hereby assume all of Assignor's rights, covenants, duties and obligations arising under the Lease.

     IN WITNESS WHEREOF, Assignor has executed and delivered this Assignment as of the ________day of December, 2004.

                                          ASSIGNOR:






                                          ROLLINS CONTINENTAL, INC.

                                          By:
                                              ----------------------------------
                                              Harry J. Cynkus
                                              Treasurer and Assistant Secretary

                                                      [CORPORATE SEAL]

                                          DELAWARE FARM:


                                          DELAWARE FARM LLC

                                          By: LOR, Inc., its sole Member and
                                              Manager

                                              By:
                                                  ------------------------------
                                                  Donald P. Carson
                                                  Secretary-Treasurer



                                          RCTDE:


                                          RCTDE, LLC


                                          By:  RCTLOR, LLC., its sole Member and
                                               Manager
                                               By: LOR, Inc., its Manager
                                                   By:
                                                       -------------------------
                                                       Donald P. Carson
                                                       Secretary-Treasurer

                                    EXHIBIT A

                               (Legal Description)

     ALL OF THE FOLLOWING tracts, pieces and parcels of land situate, lying, and being in Sussex County, State of Delaware, as originally conveyed to Continental Broadcasting, Inc. by virtue of that certain Corrective Deed, dated October 26, 1979, from Rollins, Inc., as successor corporation to Rollins Broadcasting, Inc. (the "Vesting Deed"), as recorded in Deed Book 979, Page 228, in the Office of the Recorder of Deeds, in and for Sussex County, Delaware and being more particularly described therein as:

VESTING DEED TRACT II.

     ALL THOSE certain tracts, pieces, or parcels of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, and the State of Delaware, and more particularly described as follows, viz: Tract No. 1: Fronting on the public road leading from the Town of Lewes to the Town of Georgetown, known as the "Woods Farm" bounded on the West by the aforesaid public road; on the North by the "Orton Farm," on the East by lands of Dr. E. W. W. Marsh and heirs of Joseph Marsh; on the South by lands of Thomas Turner; and containing 66 acres, more or less. Tract No. 2: Known as the "Thomas Orton Farm," bounded and described as follows, to wit: on the Northwest by the public road leading from Lewes to Georgetown, on the Northeast by lands of John Wilson; on the Southeast by the said Wilson lands and the public road leading from Lewes to Millsboro; on the Southwest by lands of E. W. Marsh and Charles Robbins, the metes and bounds are as follows, to wit: BEGINNING on the Southeast side of the public road leading from Lewes to Georgetown at a corner for this land and lands of Charles Robbins and running with the center of said road North 89 3/4(degree) East 34.7 perches; and continuing with said road North 71(degree) East 208.3 perches to a corner for this land and the Wilson land; thence South 20(degree) East 100 1/4 perches; thence South 63(degree) West 96.4 perches to a corner; thence South 28(degree) East 98.8 perches to the center of the public road leading from Lewes to Millsboro; thence with center of said road South 52 1/2(degree) West 162 3/4 perches to a corner of the Marsh lands; thence North 46(degree) West 46.4 perches; thence South 76 3/4(degree) West 11.5 perches to a corner of the Robbins land; thence North 7 1/2(degree) West 121 1/4 perches to a post and the place of beginning, containing 134 acres and 100 square perches of land, be the same, more or less. Tract No. 1 and Tract No. 2 comprise one farm.

     WITH THE EXCEPTION of the parcel of real estate which was conveyed unto Mahlon Graves and wife, and of record in the Office of the Recorder of Deeds, in and for Sussex County, at Georgetown, in Deed Record No. 242, Page 291, containing 3.3167 acres of land, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Robert W. Tunnell, Trustee by Deed dated May 6, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 446, Page 1, &c., as reference thereunto being had will more fully and at large appear.

 VESTING DEED TRACT III.

     ALL THAT certain tract, piece, and parcel of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, lying on both sides of the public road leading from Lewes to Millsboro and bounded and described as follows, to wit:

     BEGINNING on the South side of the public road aforesaid, at a corner for these lands and lands of David Marine and running South 70(degree) East 38 perches; thence North 76 3/4(degree) East 1 1/2 perches; thence South 45 1/4(degree) East 48 perches; thence North 29 1/2(degree) East to a bend in the line; thence North 19 3/4(degree) East 44 perches; thence North 32(degree) East 12 perches; thence North 22(degree) East 12 perches; thence North 36 1/2(degree) East 14 perches to a corner; thence North 46(degree) West 91 perches crossing the aforesaid public road to a corner; thence South 77(degree) West 86 perches; thence South 23 1/4(degree) West 16.18 perches; thence South 43(degree) East
72.1 perches to the aforesaid public road, containing seventy (70) acres, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Gove R. Morris and wife, in and by their certain Deed dated September 20, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 453, page 73, &c.

VESTING DEED TRACT V.

     ALL THAT certain tract, piece, or parcel of land, known as the "Turner Tract," situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, fronting on the road leading from the Town of Lewes to St. George's Chapel known as Route 285, and being more particularly described as follows, to wit:

     BEGINNING at a stone on the Northwesterly side of the aforesaid road, said stone being a corner of these lands and lands of Homer L. Bryan; thence North 33 degrees 04 minutes West 1,970.9 feet along lands of Homer L. Bryan to a corner tree and corner of lands of William H. Truitt; thence along lands of William H. Truitt the following two courses: North 65 degrees 21 minutes East 1,418.6 feet to a concrete monument; thence North 32 degrees 15 minutes West through a line stump 1,067.0 feet to a stone and stob and corner for lands of Robert Swisher; thence along lands of Swisher North 89 degrees 30 minutes East 2,157.7 feet to a stone and lands of Wayne Rollins, thence along lands of Rollins South 13 degrees 19 minutes East to a stone and other lands of Rollins; thence along lands of Rollins and Preston Millman; South 32 degrees 55 minutes West 1,149.4 feet to a stone; thence South 11 degrees 37 minutes East 888.6 feet to a fence post and Route 285 aforesaid; thence along Route 285 in a Southwesterly direction such a distance as will reach the stone and place of beginning, containing 109.34 acres, be the same more or less. The above description is in accordance with a survey prepared by Albert L. Korves, Civil Engineer and Surveyor, on December 31, 1959.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Elsie B. Hudson and C. Thomas

Hudson, her husband, by Deed date February 8, 1960, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 514, Page 445, &c.

VESTING DEED TRACT VI.

     ALL THAT certain piece and parcel of land situate, lying and being in Lewes and Rehoboth Hundred, located on the southerly side of the Millsboro-Lewes Highway, being more particularly described as follows, to wit:

     BEGINNING at a stake located on the Southerly side of said Millsboro-Lewes Highway and in line of lands now or formerly of M. H. Graves; thence turning and running with line of lands now or formerly of M. H. Graves South 45(degree) 00 minutes East 575 feet to a fence corner; thence North 60(degree) 50 minutes East 1,339.0 feet to a point in line of lands of H. G. Knapp: thence South 29(degree) 21 minutes East 752.0 feet to a corner; thence turning and running South 60(degree) 31 minutes West 752 feet to a point; thence South 71 (degree) 12 minutes West 1,620 feet to a corner in line of lands of E. N. Harmon; thence by and with the line of lands of E. N. Harmon and others North 39(degree) 48 minutes West 884 feet to the Southerly right-of-way line of the Millsboro-Lewes Highway; thence turning and running with the Southerly right-of-way line of the said Millsboro-Lewes Highway North 56(degree) 00 minutes East 1,463.0 feet to a stake in line of lands of M. H. Graves, the point and place of BEGINNING, containing 62.8 acres of land, be the same more or less, as surveyed by Albert
A. Korves, Surveyor, November 11, 1963.

The above described land is subject to a road of easement as shown on a survey of the above-described lands.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Deed of Harry C. Dodd and Arzie
P. Dodd, his wife, by Deed dated December 26, 1963, and recorded in the Recorder of Deeds, aforesaid, in Deed Book 568, Page 528, &c.

                                    EXHIBIT E

                 BILL OF SALE AND INTANGIBLE PROPERTY ASSIGNMENT

     THIS BILL OF SALE AND INTANGIBLE PROPERTY ASSIGNMENT (hereinafter referred to as this "Agreement"), made and delivered this day of December, 2004, by ROLLINS CONTINENTAL, INC., a New York corporation (hereinafter referred to as "SELLER"), to DELAWARE FARM LLC, a Georgia limited liability company ("DELAWARE FARM"), as to a 42.15% undivided interest in the Personalty (as defined below) and Intangible Property (as defined below), and RCTDE, LLC, a Georgia limited liability ("RCTDE"), as to a 57.85% undivided interest in the Personalty and Intangible Property (RCTDE, together with Delaware Farm, and their respective successors and assigns, collectively "PURCHASER");

                              W I T N E S S E T H:

     WHEREAS, Seller is the owner of fee simple title to certain real property (hereinafter referred to as the "PREMISES") located in Sussex County, Delaware, as more particularly described in EXHIBIT "A" attached hereto and by this reference made a part hereof;

     WHEREAS, Seller has on even date conveyed to Delaware Farm, as tenant in common, a 42.15% undivided interest in the Premises and to RCTDE, as tenant in common, a 57.85% undivided interest in the Premises, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to all tangible personal property and fixtures and all intangible property related to the Premises.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

          (i) BILL OF SALE. Seller has granted, bargained, sold, conveyed, transferred, and delivered, and by these presents does grant, bargain, sell, convey, transfer and deliver, (a) unto Delaware Farm, as tenant in common, a 42.15% undivided interest in the Personalty (as defined below) and (b) unto RCTDE, as tenant in common, a 57.85% undivided interest in the Personalty. As used herein the term "PERSONALTY" shall mean all tangible personal property and fixtures of any kind (if any) owned by Seller and attached to or used in connection with the ownership, maintenance, use, leasing, service, or operation of the Premises.

          (ii) ASSIGNMENT OF INTANGIBLE PROPERTY. Seller has transferred, assigned and set over, and by these presents does transfer, assign, and set over, (a) unto Delaware Farm, as tenant in common, a 42.15% undivided interest in the Intangible Property (as defined below) and
          (b) unto RCTDE, as tenant in common,  a 57.85%  undivided  interest in the Intangible Property. As used herein, the term "INTANGIBLE PROPERTY" shall mean all of Seller's right, title and interest, in and under any and all intangible property of any kind (if any) owned by Seller and related to the Premises or the Personalty, including without limitation, Seller's rights and interests, if any, in and to the following (to the extent assignable): (a) all plans and specifications and other architectural and engineering drawings; (b) all warranties and guaranties; (c) all consents, authorizations, variances or waivers, licenses, applications, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality.

          (iii) "AS IS" SALE. Purchaser acknowledges that the Personalty is being sold to Purchaser "As Is" with no representation or warranty as to the condition, performance, capabilities, or fitness for any particular purpose of such Personalty or any warranty whatsoever, express or implied.

          (iv) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and insure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.












                   [BALANCE OF THIS PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement under seal as of the date and year first above stated.

                                       SELLER:

                                       ROLLINS CONTINENTAL, INC.

                                       By:
                                           -------------------------------------
                                           Harry J. Cynkus
                                           Treasurer and Assistant Secretary

                                                      [CORPORATE SEAL]

                                       PURCHASER:

                                       DELAWARE FARM LLC

                                       By:  LOR, Inc., its sole Member and
                                            Manager

                                            By:
                                                --------------------------------
                                                Donald P. Carson
                                                Secretary-Treasurer




                                       RCTDE, LLC

                                       By:  RCTLOR, LLC., its sole Member and
                                            Manager

                                            By:  LOR, Inc., its Manager

                                                 By:
                                                     ---------------------------
                                                     Donald P. Carson
                                                     Secretary-Treasurer

                                   EXHIBIT "A"

                             LEGAL FOR BILL OF SALE

                               (Legal Description)

     ALL OF THE FOLLOWING tracts, pieces and parcels of land situate, lying, and being in Sussex County, State of Delaware, as originally conveyed to Continental Broadcasting, Inc. by virtue of that certain Corrective Deed, dated October 26, 1979, from Rollins, Inc., as successor corporation to Rollins Broadcasting, Inc. (the "Vesting Deed"), as recorded in Deed Book 979, Page 228, in the Office of the Recorder of Deeds, in and for Sussex County, Delaware and being more particularly described therein as:

VESTING DEED TRACT II.

     ALL THOSE certain tracts, pieces, or parcels of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, and the State of Delaware, and more particularly described as follows, viz: Tract No. l : Fronting on the public road leading from the Town of Lewes to the Town of Georgetown, known as the "Woods Farm" bounded on the West by the aforesaid public road; on the North by the "Orton Farm," on the East by lands of Dr. E. W. W. Marsh and heirs of Joseph Marsh; on the South by lands of Thomas Turner; and containing 66 acres, more or less. Tract No. 2: Known as the "Thomas Orton Farm," bounded and described as follows, to wit: on the Northwest by the public road leading from Lewes to Georgetown, on the Northeast by lands of John Wilson; on the Southeast by the said Wilson lands and the public road leading from Lewes to Millsboro; on the Southwest by lands of E. W. Marsh and Charles Robbins, the metes and bounds are as follows, to wit: BEGINNING on the Southeast side of the public road leading from Lewes to Georgetown at a corner for this land and lands of Charles Robbins and running with the center of said road North 89 3/4(degree) East 34.7 perches; and continuing with said road North 71 (degree) East 208.3 perches to a corner for this land and the Wilson land; thence South 20(degree) East 100 1/4 perches; thence South 63(degree) West 96.4 perches to a corner; thence South 28(degree) East 98.8 perches to the center of the public road leading from Lewes to Millsboro; thence with center of said road South 52 1/2(degree) West 162 3/4 perches to a corner of the Marsh lands; thence North 46(degree) West 46.4 perches; thence South 76 3/4(degree) West 11.5 perches to a corner of the Robbins land; thence North 7 1/2(degree) West 121 1/4 perches to a post and the place of beginning, containing 134 acres and 100 square perches of land, be the same, more or less. Tract No. 1 and Tract No. 2 comprise one farm.

     WITH THE EXCEPTION of the parcel of real estate which was conveyed unto Mahlon Graves and wife, and of record in the Office of the Recorder of Deeds, in and for Sussex County, at Georgetown, in Deed Record No. 242, Page 291, containing 3.3167 acres of land, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Robert W. Tunnell, Trustee by Deed dated May 6, 1955, and recorded in the. Office of the Recorder of Deeds, aforesaid, in Deed Book 446, Page 1, &c., as reference thereunto being had will more fully and at large appear.

VESTING DEED TRACT III.

     ALL THAT certain tract, piece, and parcel of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, lying on both sides of the public road leading from Lewes to Millsboro and bounded and described as follows, to wit:

     BEGINNING on the South side of the public road aforesaid, at a corner for these lands and lands of David Marine and running South 70(degree) East 38 perches; thence North 76 3/4(degree) East 1 1/2 perches; thence South 45 1/4(degree) East 48 perches; thence North 29 1/2(degree) East to a bend in the line; thence North 19 3/4(degree) East 44 perches; thence North 32(degree) East 12 perches; thence North 22(degree) East 12 perches; thence North 36 1/2(degree) East 14 perches to a corner; thence North 46(degree) West 91 perches crossing the aforesaid public road to a corner; thence South 77(degree) West 86 perches; thence South 23 1/4(degree) West 16.18 perches; thence South 43(degree) East
72.1 perches to the aforesaid public road, containing seventy (70) acres, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Gove R. Morris and wife, in and by their certain Deed dated September 20, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 453, page 73, &c.

VESTING DEED TRACT V.

     ALL THAT certain tract, piece, or parcel of land, known as the "Turner Tract," situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, fronting on the road leading from the Town of Lewes to St. George's Chapel known as Route 285, and being more particularly described as follows, to wit:

     BEGINNING at a stone on the Northwesterly side of the aforesaid road, said stone being a corner of these lands and lands of Homer L. Bryan; thence North 33 degrees 04 minutes West 1,970.9 feet along lands of Homer L. Bryan to a corner tree and corner of lands of William H. Truitt; thence along lands of William H. Truitt the following two courses: North 65 degrees 21 minutes East 1,418.6 feet to a concrete monument; thence North 32 degrees 15 minutes West through a line stump 1,067.0 feet to a stone and stob and corner for lands of Robert Swisher; thence along lands of Swisher North 89 degrees 30 minutes East 2,157.7 feet to a stone and lands of Wayne Rollins, thence along lands of Rollins South 13 degrees 19 minutes East to a stone and other lands of Rollins; thence along lands of Rollins and Preston Millman; South 32 degrees 55 minutes West 1,149.4 feet to a stone; thence South 11 degrees 37 minutes East 888.6 feet to a fence post and Route 285 aforesaid; thence along Route 285 in a Southwesterly direction such a distance as will reach the stone and place of beginning, containing 109.34 acres, be the same more or less. The above description is in accordance with a survey prepared by Albert L. Korves, Civil Engineer and Surveyor, on December 31, 1959.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Elsie B. Hudson and C. Thomas Hudson, her husband, by Deed date February 8, 1960, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 514, Page 445, &c.

VESTING DEED TRACT VI.

     ALL THAT certain piece and parcel of land situate, lying and being in Lewes and Rehoboth Hundred, located on the southerly side of the Millsboro-Lewes Highway, being more particularly described as follows, to wit:

     BEGINNING at a stake located on the Southerly side of said Millsboro-Lewes Highway and in line of lands now or formerly of M. H. Graves; thence turning and running with line of lands now or formerly of M. H. Graves South 45(degree) 00 minutes East 575 feet to a fence corner; thence North 60(degree) 50 minutes East 1,339.0 feet to a point in line of lands of H. G. Knapp: thence South 29(degree) 21 minutes East 752.0 feet to a corner; thence turning and running South 60(degree) 31 minutes West 752 feet to a point; thence South 71(degree) 12 minutes West 1,620 feet to a corner in line of lands of E. N. Harmon; thence by and with the line of lands of E. N. Harmon and others North 39(degree) 48 minutes West 884 feet to the Southerly right-of-way line of the Millsboro-Lewes Highway; thence turning and running with the Southerly right-of-way line of the said Millsboro-Lewes Highway North 56(degree) 00 minutes East 1,463.0 feet to a stake in line of lands of M. H. Graves, the point and place of BEGINNING, containing 62.8 acres of land, be the same more or less, as surveyed by Albert
A. Korves, Surveyor, November 11, 1963.

The above described land is subject to a road of easement as shown on a survey of the above-described lands.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Deed of Harry C. Dodd and Arzie
P. Dodd, his wife, by Deed dated December 26, 1963, and recorded in the Recorder of Deeds, aforesaid, in Deed Book 568, Page 528, &c.

                                    EXHIBIT F

                        CERTIFICATE OF NON-FOREIGN STATUS

                 TRANSFEROR'S CERTIFICATION OF NONFOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by ROLLINS CONTINENTAL, INC., a New York corporation (the Transferor"), the undersigned hereby certifies the following on behalf of the Transferor:

     1. Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations).

     2.   Transferor   is  not  a   disregarded   entity  as   defined   in  ss.
1.1445-2(b)(2)(iii) of the Income Tax Regulations.

     3. The Transferor's U.S. employer identification number is 51-0077018; and

     4. The Transferor's office address is 2170 Piedmont Road, Atlanta, Georgia 30324.

     The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

     Under penalties of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of the Transferor.

Dated: ____________________, 2004

                                       ROLLINS CONTINENTAL, INC., a New York
                                       corporation

                                       By:
                                            ------------------------------------
                                               Harry J. Cynkus
                                               Treasurer and Assistant Secretary

                                    EXHIBIT G

                                 QUITCLAIM DEED

                                                    Tax Parcel No.: ____________

                                                    Prepared By and Return To:
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________

     THIS QUITCLAIM DEED, MADE THIS _____ day of __________________ in the year of our LORD Two Thousand Four (2005)

     BETWEEN, ROLLINS CONTINENTAL, INC., a New York corporation, party of the first part,

     AND

     DELAWARE FARM LLC, a limited liability company organized and existing under Georgia law ("Delaware Farm"), as to a 42.15% undivided interest in the Property (as defined below), and RCTDE, LLC, a limited liability company organized and existing under Georgia law("RCTDE"), as to a 57.85% undivided interest in the Property (together Delaware Farm and RCTDE are referred to herein as party of the second part);

     WITNESSETH, that the said party of the first part, for and in consideration of the sum of TEN DOLLARS AND 00/100 ($10.00) lawful money of the United States of America, the receipt whereof is hereby acknowledged, hereby quitclaims (i) unto Delaware Farm, its successor and assigns, as tenant in common, a 42.15% undivided interest, in the following property and (ii) unto RCTDE, its successors and assigns, as tenant in common, a 57.85% undivided interest in the following property, to-wit:

     ALL that certain tract, piece and parcel of land, lying and being situate in Lewes and Rehoboth Hundred, Sussex County, Delaware being more particularly described on "Exhibit A" attached hereto and incorporated herein by reference. `

     BEING the same lands and premises . . .

     IN WITNESS WHEREOF, the said party of the first part, by and through its authorized officer, has hereunto set its hand and seal the day and year aforesaid.

ATTEST:                                     ROLLINS CONTINENTAL, INC., a New
                                            York corporation

                                            By:
---------------------------------------        --------------------------------
         (Signature)                           Harry J. Cynkus
                                               Treasurer and Assistant Secretary
Name:
      ---------------------------------
Title:                                               (Corporate Seal)
       --------------------------------

         GRANTEE'S ADDRESS:
         c/o RFA Management, LLC
         2801 Buford Highway, Suite 470
         Atlanta, Georgia 30329

STATE OF GEORGIA                 )
                                 )        ss.
COUNTY OF _____________________  )

     On this, the __________ day of  ______________,  2004,  before me, a Notary
Public, the undersigned officer, personally appeared Harry J. Cynkus , who acknowledged himself to be the Treasurer and Assistant Secretary of Rollins Continental, Inc., a New York corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            ____________________________________


                                            ______________________ Notary Public

                                    EXHIBIT A

                      LEGAL DESCRIPTION FOR QUITCLAIM DEED

                                    EXHIBIT H

                                OWNER'S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF FULTON

                                OWNER'S AFFIDAVIT

     Before the undersigned attesting officer, duly authorized by law to administer oaths in the above-referenced state, appeared Affiant, Harry J. Cynkus, who, being duly sworn according to law, deposed and stated on oath as follows:

     That  Affiant  is  the  Treasurer   and  Assistant   Secretary  of  Rollins
Continental,  Inc.,  a  New  York  corporation,   (hereinafter  referred  to  as
"Seller"), and is duly authorized to make this Affidavit.

     That Seller has not conveyed any interest in the real property described in Exhibit "A" attached hereto and incorporated herein by reference, except as may be disclosed by public record.

     That to Affiant's knowledge there are no unrecorded judgments, bankruptcies or executions against Seller or to Affiant's knowledge against said property which would affect title thereof.

     That no improvements or repairs have been made on said property at the instance of Seller during the 100 days immediately preceding the date hereof for which full payment has not been made and that there are no outstanding bills incurred by Seller for labor or materials used in making improvements or repairs on said property or for services of architects, surveyors, or engineers incurred in connection therewith which have not been paid; and that to Affiant's knowledge there are no unpaid bills or liens against said property for sewerage, water, sidewalk, street, or other improvements except as may be set forth on Exhibit "B".

     That Affiant knows of no pending petition for, nor is he aware of having received notice of condemnation, paving, or street, water, or sewer improvements affecting said property, and that to the knowledge of Affiant, no written notice of condemnation, any such improvements, or any other assessment has been received by Seller.

     That to Affiant's knowledge no brokers services have been engaged with regard to the management, sale, lease, option or other conveyance of any interest in said property or any loan secured thereby, except as disclosed in the Leases identified on Exhibit "C" attached hereto.

     That there are no parties in possession of all or any portion of said property, except for the Lease described on Exhibit "C" and anyone acting by, through or under the Purchasers (as hereinafter defined) or affiliates of either entity.

     That to Affiant's knowledge, Seller has not and will not execute any instrument that would affect title to the property, including, but not limited to, the mortgaging or conveying of the property or any interest therein or cause the creation of liens against the property subsequent to the effective date of Commitment No. 114529.52 issued by Fidelity National Title Insurance Company and prior to the closing of the sale of the property to DELAWARE FARM LLC, a Georgia limited liability company, and RCTDE, LLC, a Georgia limited liability company, as tenants in common ("Purchasers").

     That this Affidavit is made to induce Fidelity National Title Insurance Company to issue its policy of title insurance insuring said property.

Executed by me this _________ day of December, 2004

                                            ___________________________(Affiant)
                                            Harry J. Cynkus

STATE OF GEORGIA           )
                           )        ss.
COUNTY OF FULTON           )

     On this,  the _____ day of  __________________,  2004,  before me, a Notary
Public, the undersigned officer, personally appeared Harry J. Cynkus, who acknowledged himself to be the Treasurer and Assistant Secretary of Rollins Continental, Inc., a New York corporation, and that he, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            ____________________________________


                                            ______________________ Notary Public

                                   EXHIBIT "A"

                     LEGAL DESCRIPTION FOR OWNER'S AFFIDAVIT

     ALL OF THE FOLLOWING tracts, pieces and parcels of land situate, lying, and being in Sussex County, State of Delaware, as originally conveyed to Continental Broadcasting, Inc. by virtue of that certain Corrective Deed, dated October 26, 1979, from Rollins, Inc., as successor corporation to Rollins Broadcasting, Inc. (the "Vesting Deed"), as recorded in Deed Book 979, Page 228, in the Office of the Recorder of Deeds, in and for Sussex County, Delaware and being more particularly described therein as:

VESTING DEED TRACT II.

     ALL THOSE certain tracts, pieces, or parcels of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, and the State of Delaware, and more particularly described as follows, viz: Tract No. 1: Fronting on the public road leading from the Town of Lewes to the Town of Georgetown, known as the "Woods Farm" bounded on the West by the aforesaid public road; on the North by the "Orton Farm," on the East by lands of Dr. E. W. W. Marsh and heirs of Joseph Marsh; on the South by lands of Thomas Turner; and containing 66 acres, more or less. Tract No. 2: Known as the "Thomas Orton Farm," bounded and described as follows, to wit: on the Northwest by the public road leading from Lewes to Georgetown, on the Northeast by lands of John Wilson; on the Southeast by the said Wilson lands and the public road leading from Lewes to Millsboro; on the Southwest by lands of E. W. Marsh and Charles Robbins, the metes and bounds are as follows, to wit: BEGINNING on the Southeast side of the public road leading from Lewes to Georgetown at a corner for this land and lands of Charles Robbins and running with the center of said road North 89 3/4(degree) East 34.7 perches; and continuing with said road North 71(degree) East 208.3 perches to a corner for this land and the Wilson land; thence South 20(degree) East 100 1/4 perches; thence South 63(degree) West 96.4 perches to a corner; thence South 28(degree) East 98.8 perches to the center of the public road leading from Lewes to Millsboro; thence with center of said road South 52 1/2(degree) West 162 3/4 perches to a corner of the Marsh lands; thence North 46(degree) West 46.4 perches; thence South 76 3/4(degree) West 11.5 perches to a corner of the Robbins land; thence North 7 1/2(degree) West 121 1/4 perches to a post and the place of beginning, containing 134 acres and 100 square perches of land, be the same, more or less. Tract No. 1 and Tract No. 2 comprise one farm.

     WITH THE EXCEPTION of the parcel of real estate which was conveyed unto Mahlon Graves and wife, and of record in the Office of the Recorder of Deeds, in and for Sussex County, at Georgetown, in Deed Record No. 242, Page 291, containing 3.3167 acres of land, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Robert W. Tunnell, Trustee by Deed dated May 6, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 446, Page 1, &c., as reference thereunto being had will more fully and at large appear.

VESTING DEED TRACT III.

     ALL THAT certain tract, piece, and parcel of land, situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, lying on both sides of the public road leading from Lewes to Millsboro and bounded and described as follows, to wit:

     BEGINNING on the South side of the public road aforesaid, at a corner for these lands and lands of David Marine and running South 70(degree) East 38 perches; thence North 76 3/4(degree) East 1 1/2 perches; thence South 45 1/4(degree) East 48 perches; thence North 29 1/2(degree) East to a bend in the line; thence North 19 3/4(degree) East 44 perches; thence North 32(degree) East 12 perches; thence North 22(degree) East 12 perches; thence North 36 1/2(degree) East 14 perches to a corner; thence North 46(degree) West 91 perches crossing the aforesaid public road to a corner; thence South 77(degree) West 86 perches; thence South 23 1/4(degree) West 16.18 perches; thence South 43(degree) East
72.1 perches to the aforesaid public road, containing seventy (70) acres, more or less.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Gove R. Morris and wife, in and by their certain Deed dated September 20, 1955, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 453, page 73, &c.

VESTING DEED TRACT V.

     ALL THAT certain tract, piece, or parcel of land, known as the "Turner Tract," situate, lying, and being in Lewes and Rehoboth Hundred, Sussex County, Delaware, fronting on the road leading from the Town of Lewes to St. George's Chapel known as Route 285, and being more particularly described as follows, to wit:

     BEGINNING at a stone on the Northwesterly side of the aforesaid road, said stone being a corner of these lands and lands of Homer L. Bryan; thence North 33 degrees 04 minutes West 1,970.9 feet along lands of Homer L. Bryan to a corner tree and corner of lands of William H. Truitt; thence along lands of William H. Truitt the following two courses: North 65 degrees 21 minutes East 1,418.6 feet to a concrete monument; thence North 32 degrees 15 minutes West through a line stump 1,067.0 feet to a stone and stob and corner for lands of Robert Swisher; thence along lands of Swisher North 89 degrees 30 minutes East 2,157.7 feet to a stone and lands of Wayne Rollins, thence along lands of Rollins South 13 degrees 19 minutes East to a stone and other lands of Rollins; thence along lands of Rollins and Preston Millman; South 32 degrees 55 minutes West 1,149.4 feet to a stone; thence South 11 degrees 37 minutes East 888.6 feet to a fence post and Route 285 aforesaid; thence along Route 285 in a Southwesterly direction such a distance as will reach the stone and place of beginning, containing 109.34 acres, be the same more or less. The above description is in accordance with a survey prepared by Albert L. Korves, Civil Engineer and Surveyor, on December 31, 1959.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Elsie B. Hudson and C. Thomas

Hudson, her husband, by Deed date February 8, 1960, and recorded in the Office of the Recorder of Deeds, aforesaid, in Deed Book 514, Page 445, &c.

VESTING DEED TRACT VI.

     ALL THAT certain piece and parcel of land situate, lying and being in Lewes and Rehoboth Hundred, located on the southerly side of the Millsboro-Lewes Highway, being more particularly described as follows, to wit:

     BEGINNING at a stake located on the Southerly side of said Millsboro-Lewes Highway and in line of lands now or formerly of M. H. Graves; thence turning and running with line of lands now or formerly of M. H. Graves South 45(degree) 00 minutes East 575 feet to a fence corner; thence North 60(degree) 50 minutes East 1,339.0 feet to a point in line of lands of H. G. Knapp: thence South 29(degree) 21 minutes East 752.0 feet to a corner; thence turning and running South 60(degree) 31 minutes West 752 feet to a point; thence South 71(degree) 12 minutes West 1,620 feet to a corner in line of lands of E. N. Harmon; thence by and with the line of lands of E. N. Harmon and others North 39(degree) 48 minutes West 884 feet to the Southerly right-of-way line of the Millsboro-Lewes Highway; thence turning and running with the Southerly right-of-way line of the said Millsboro-Lewes Highway North 56(degree) 00 minutes East 1,463.0 feet to a stake in line of lands of M. H. Graves, the point and place of BEGINNING, containing 62.8 acres of land, be the same more or less, as surveyed by Albert
A. Korves, Surveyor, November 11, 1963.

The above described land is subject to a road of easement as shown on a survey of the above-described lands.

     BEING the same lands and premises heretofore conveyed unto Rollins Broadcasting, Inc., a Delaware corporation, by Deed of Harry C. Dodd and Arzie
P. Dodd, his wife, by Deed dated December 26, 1963, and recorded in the Recorder of Deeds, aforesaid, in Deed Book 568, Page 528, &c.

                                   EXHIBIT "B"

                PERMITTED ENCUMBRANCES FOR THE OWNER'S AFFIDAVIT


1. Easements, restrictions and/or agreements of record in the Office of the Recorder of Deeds, in and for Sussex County, Delaware.

2. All current state and county ad valorem property taxes not yet due and payable.

3. Any matters which a current, accurate survey or physical inspection of the property would show.

                                   EXHIBIT "C"

                     LEASE EXHIBIT TO THE OWNER'S AFFIDAVIT


1. Lease dated January 1, 2004 between Seller, as lessor, and Ritter Farms, as lessee.